Investor Meetings February 2011 Joe Hete, President & CEO Quint Turner, CFO Exhibit 99.1

Safe Harbor, Non-GAAP Reconciliations
Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the cost and timing associated with the modification of Boeing 767-200 and 767-300 aircraft, ABX Air’s ability to maintain on-time service and control costs under its new operating agreement with DHL, and other factors that are contained from time to time in ATSG's filings with the U.S.
Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
ATSG, Inc. Non-GAAP Reconciliation
EBITDA, Adjusted EBITDA and Net Debt are
non-GAAP financial measures and should not
be considered alternatives to net income
(loss) or any other performance measure
derived in accordance with GAAP.
EBITDA is defined as income (loss) from
operations plus net interest expense,
provision for income taxes, depreciation and
amortization.
Net Debt is defined as Long-term debt
obligations plus Current portion of debt
obligations minus Cash and cash equivalents.
The Company’s management uses these
adjusted financial measures in conjunction
with GAAP finance measures to monitor and
evaluate its performance, including as a
measure of liquidity. EBITDA, Adjusted
EBITDA and Net Debt should not be
considered in isolation or as a substitute for
analysis of the Company’s results as reported
under GAAP, or as alternative measures of
liquidity.
 2008 2009 9Mo.10 3Q09 3Q10
(56,619) 45,358 43,352 4,647 16,670
Impairment of goodwill & intangibles 91,241 0 0 0 0
      34,622       45,358       43,352         4,647       16,670
Interest Income       (2,335)          (449)          (241)            (74)            (83)
Interest Expense       37,002       26,881       14,424         6,236         4,641
Depreciation and amortization       93,752       83,964       65,310       19,954       22,758
163,041 155,754 122,845 30,763 43,986
GAAP Pre-tax Earnings (Loss)
Reconciliation Statement ($ in 000s)
Adjusted EBITDA from Cont. Oper.
from Continuing Operations
Adjusted Pre-Tax Earnings
from Continuing Operations
Earnings from Continuing Operations Before Interest, Taxes, Depreciation & Amortization (Adjusted EBITDA)
Net Debt
12/31/07 12/31/08 12/31/09 9/30/10
  Long term debt obligations            567,987            450,628           325,690             277,031
  Current portion of debt obligations              22,815              61,858              51,737               36,112
  Cash and cash equivalents (59,271)          (116,114)            (83,229)             (44,465)
Net Debt 531,531 396,372           294,198           268,678
Reconciliation Statement ($ in 000s)

ABX AIR
ATI
ABX AIR
ATI

ATSG

Air Transport Services Group, Inc.

The ATSG Story
Premier Provider of Freighter Leasing & Support Services
Global Reach Via
Long-Term Relationships
With Large Global Clients
Favorable
Air Cargo
Industry Dynamics
ROIC Discipline
Drives Growth Capital
Allocations
Leading Position in
Converted Medium
Widebody Freighter Market
Strong Balance Sheet,
Lower-Risk
Free Cash Flow
Differentiated Model
Features ACMI & Dry
Leasing, Support Services

CAM CARGO AIRCRAFT MANAGEMENT	ABX AIR	AIRBORNE MAINTENANCE & ENGINEERING SERVICES
	ATI AIR TRANSPORT INTERNATIONAL, L.L.C.	LGSTX Services, Inc.
	CAPITAL CARGO INTERNATIONAL AIRLINES	ABX Cargo Services

ATSG Air Transport Services Group, Inc.

• Provides 727, 757 ACMI services
• Customers include BAX Schenker
and DHL
• Provides 767, DC-8, DC-8 Combi
ACMI services
• Customers include BAX Schenker,
U.S. Military and Qantas
• Provides 767 ACMI/CMI services
• Customers include DHL, JAL and
TNT
ACMI / CMI Businesses Dry Leasing Support Services
• Heavy & line maintenance, component
overhaul, engineering & manufacturing
• Customers include major airlines,
private operators
• Dry leases 767, 757, 727 and DC-
8 freighters to ATSG airlines and
external customers
• Access to engine maintenance
and component services
• External customers include DHL,
Amerijet, CargoJet, First Air
• Equipment leasing, and equipment and
facility maintenance services
• Customers include: DHL, Allegiant Air,
Branson Airport, Tampa Intnl Jet Center
• Logistic support services
• Sort management services for USPS
Unique Blend of Complementary Businesses

ATSG Business Model
Cargo Aircraft Dry or ACMI, with Complementary Services
ACMI: ACMI:
Dedicated Aircraft, Dedicated Aircraft,
Crew, Maintenance Crew, Maintenance
& Insurance & Insurance
(excludes fuel) (excludes fuel)
Charter: Charter:
Unscheduled & military Unscheduled & military
Dry Lease Plus Dry Lease Plus
Crew Crew
Airframe, Engine Airframe, Engine
Maintenance Maintenance
Pilot Training Pilot Training
Cert. Support Cert. Support
Standard Standard
Dry Lease Dry Lease
Leased Externally
Leased to ATSG Airline

March 2010 DHL Agreements Transform ATSG
Growth with Secure Cash Flows, Minimal Risk
Thirteen seven-year 767F leases,
Aircraft operating agreement for five to ten years
Aircraft (A) Lease Terms
DHL to lease thirteen 767Fs from CAM under 7-year terms; DHL responsible for airframe and engine maintenance costs
Airborne Maintenance and Engineering Services (“AMES”) will provide airframe heavy maintenance
DHL provides fuel at its own expense
Crew, Maintenance, Insurance (CMI) Agreement Terms
ABX operates 13 aircraft for DHL for 5 years, with 2-year extension right to DHL, 2 nd
5 years mutual
Defined-fee scaled for the number of aircraft; logical choice to support domestic network expansion
ABX operates with monthly performance incentive bonuses
Subject to $70mm amortizing break-up fee if DHL prematurely terminates
$26.35 million balance of the DHL Note (at December 31, 2010) amortizes to zero over the CMI’s term; no cash, interest fully reimbursable

ATSG Global Opportunities
3.0%
3.6%
4.2%
5.1%
5.6%
5.7%
6.0%
6.5%
6.6%
6.7%
7.9%
9.2%
Intra North America
Intra Europe
Europe-N. America
Europe-Africa
Europe-Latin America
L. America-N. America
Europe-Middle East
S. Asia-Europe
Europe-Asia
Asia-N. America
Intra Asia
Intra China
ATSG target markets
Average Annual Demand Growth By Region, 2009-2029
Source: Boeing World Air Cargo Forecast, 2010-2011

Global Freighter Fleets
Big Opportunity in Medium-Size Market
Aircraft
Fuel
(gallon/
block hr)*
Crew
Payload (lbs.)/
Capacity (cu. ft.)
Range
(NM)
767- 300SF 1,775 2 124,900 / 16,034 3,200
767- 200SF 1,380 2 100,000 / 11,138 2,800
A300-B4 1,900 3 99,200 / 11,445 1,680
A300-600F 1,850 2 104,900 / 14,654 2,650
A310-300F 1,390 2 88,420 / 10,922 3,360
DC-8 63 1,760 3 96,800 / 10,060 2,150
DC-8 73 1,600 3 111,800 / 10,060 2,470
Sources: Boeing, Airbus
Medium Freighter Comparisons
Standard body Medium Widebody Large Widebody
2009: 1,755 freighters
2029: 2967 freighters (est.)
650
475
630
800
980
1187
Medium Wide-bodies
Gaining Freighter Share

767s Serve Asia, Americas, Europe:
‘Spoke’ Routes from Global Airfreight Hubs
767-200ER,
767-300ER Ranges
w/ max. payload
Frankfurt
Miami
Hong
Kong
45-60 ton payload potential to
global “gateway” cargo
airports, regional hub cities.
Pallet size, layout options
complement larger 747/ 777s.
Miami
767 reaches booming Brazil markets, perishable food and
floral markets in Colombia, Venezuela, Puerto Rico, etc.
Frankfurt
Range covers NE U.S., entire Middle East, Mumbai &
New Delhi, Lagos, Moscow, etc.
Hong Kong
Entire Asian continent from India to all of China and
Japan, plus Australia/New Zealand

50% increase in owned 767 freighter fleet, April 2010 - Jan. 2012

ATSG Investment Strategy:
Value-Creating Freighter Conversions
11-13
11-20*
April 2011 Jan. 2012
DHL-CAM Dry Leased
Other Customers-CAM Dry Leased
14
11
Jan. 2011
4
* Includes conversion by 2012 of ten owned Boeing 767-200s,
three Boeing 767-300s. Excludes one 767-300 in ACMI
service under 45-mo. operating lease beginning Nov. 2010.
Deployment as leased vs. ACMI operated aircraft subject to
market conditions, customer preference.
7
11
April 2010
DHL-Interim Leased
ACMI Services-ACMI/Charter
13
13
4
5
6-8
6-15*
26
30*
32*
39*
Dry Lease Investment
Return Illustration*
(in millions)
(13)
767-Series
Freighters
Capex Required $200 MM
Projected EBIT $23.4 MM
Unlevered ROIC 11.7%
* Margin from ACMI or other
complementary services would be
incremental.

Go-to-Market Strategy
Drive higher return on capital by optimally
positioning opportunities and bundling
additional services
Bundled marketing strategy led by neutral,
non-airline, lead sales organization
Develop packaged programs cross-selling
entities
Amerijet International program (ACMI
migration to CAM-leased 767s, with full
ATSG support) symbolizes this approach
Market Approach
Market Opportunities
Airline Operators
Key drivers
Replacement
Capacity growth
New markets
Non-Operators
Examples
Forwarders/Brokers
Integrators
Shippers

Flexible
Global
Solutions
Premier Source of Medium Freighter Solutions
• 767-200, -300
with GE CF6
engines
• Low fuel burn
• Low
maintenance
cost
• Flexible
configuration
• Power By Hour
engine services
The Global Leader of Medium Wide Body Operating and Leasing Solutions
Efficient Medium
Wide-Body
Aircraft
Dry leasing
ACMI/ wet
leasing
CMI
Combi
Full service
charter
Flight
operations
Heavy
maintenance
Line
maintenance
Maintenance
programs
Engineering
Technical
support
Manual services
Parts,
components
sales & service
Aircraft
conversion
services
Global
aircraft
deployment
Logistics
support
DHL
BAX
Schenker
TNT
JAL
UPS
Qantas
Amerijet
Air
Mobility
Command
CargoJet
Bundled
Maintenance
Solutions
Program
Management
Diverse,
Blue-Chip
Customer Base

Balance Sheet Improves as Earnings Grow
EBITDA* (from continuing operations)
Pre-tax Earnings (from continuing operations)
Net Debt* Stockholders’ Equity
$531.5
$396.4
$294.2
$268.7
$200.0
$80.4
$246.0
$297.2
$155.8
$122.8
2008 2009 9Mo 2010
$30.8
$44.0
2009 2010
Year Third Quarter Year Third Quarter
-$56.6
$45.4
$43.4
2008 2009 9 Mo 2010
$34.6**
$4.6
$16.7
2009 2010
12/31/07 12/31/08 12/31/09 9/30/10 12/31/07 12/31/08 12/31/09 9/30/10
$163.0**
No settlement or
severance from legacy
DHL agreements.
* EBITDA is defined as income (loss) from operations plus net interest expense, provision for income taxes, depreciation and amortization. Net Debt is defined as Long-Term Debt Obligations plus Current Portion of Debt Obligations minus Cash and Cash Equivalents. EBITDA, and Net Debt are non-GAAP financial measures and should not be considered alternatives to net income (loss) or any other performance measure derived in accordance with GAAP. See non-GAAP
Reconciliation Tables.
* *  2008 EBITDA and 2008 Pre-tax Earnings adjusted to exclude impairment charges of $91.2 million.

Employer Employer
contributions contributions
DHL promissory DHL promissory
note extinguishment note extinguishment
De-levering Continues:
Cash Flow Available for Current Capex Commits
Transfer of aircraft Transfer of aircraft
capital leases to DHL capital leases to DHL
Principal Principal
payments payments
$313.1
$512.5
12/31/2008 9/30/2010
Total Debt Reduced 39%
Credit Facility Covenant Compliance
$98.3
$297.3
Actuarial costs Actuarial costs
& adjustments & adjustments
$119.6
$102.5
$102.4
Workforce Workforce
contraction contraction
& plan freeze & plan freeze
$79.3
$ in millions
Gains on Gains on
assets assets
12/31/2008 9/30/2010
Post-Retirement Liabilities Reduced 64%
$ in millions
$31 $32 $30
$90
$70
$82
$22
Maintenance Growth
2008 2009 2010 2011 est.
$170-200
$112
$101
$ in millions
*  Requirements at year-end 2008 were 3.00 / 3.50 /
1.50 / 1.25
** Based upon twelve months trailing EBITDA
Capital Spending Trends
$104.2
$49.5
$45.7
Required* 2008 2009 3Q2010**
First Lien Debt /
EBITDA < 2.75 2.58 2.17 1.83
Total Debt /
EBITDA < 3.25 3.10 2.44 1.99
Fixed Charge
Coverage Ratio > 1.50 2.55 1.99 2.17
Capital
Expenditures > 1.05 1.58 1.65 1.20
$114
$140-
170*
* Actual 2011 growth capital spending will depend on the cost and timing to acquire and convert additional aircraft, including Boeing 757 aircraft  into combi configuration.

New Business on Three Continents
• On November 1, ABX Air began operating one Boeing 767-200
freighter for Japan Airlines in ACMI service in Asia.
• Also on November 1, ATI added one DC-8 freighter and CCIA added one 727 freighter to BAX Global’s North American network.
• Amerijet exercised the first of three options for a 767-200 freighter for a seven-year dry lease, to be delivered in the first quarter. Amerijet currently leases two 767-200 freighters from CAM.
• On November 7, ABX Air began transatlantic ACMI service for DHL between England and Cincinnati via a 767-300 freighter that ABX Air has leased from a third party.
• In October, DHL selected ABX Air to operate four of DHL’s own
Boeing 767 freighters in its U.S. network, under terms of the CMI agreement. The four are in addition to 13 Boeing 767s that CAM will lease and ABX Air operates in the U.S. for DHL.

ATSG Value Gaining Altitude
Limited risk, strong cash and asset-value returns from converted 767Fs
Expanding 767 freighter fleet will yield attractive, annuity-like cash ROIs via long-term leases
ACMI/CMI flexibility offers options, low-risk transition to widebody 767s from older narrow-bodies
767 platform flexible as transcontinental leader, compatible feeder to intercontinental 747s/777s
Significant market-value gains on P-2-F aircraft conversion investments
Long-term agreements with key customers
Lease/CMI approach unlocks value of aircraft from ACMI, creates more options for customers
18 767s & 757s now under fixed 3-7 year leases or operating agreements with DHL, CargoJet, Amerijet, etc.
5-year CMI with DHL, with performance factor plus $31m amortized note forgiveness, DPW backing
Integrated, value-added services
Increase return on invested capital
Comprehensive mix allows for turnkey customer solutions
Competitive terms and service packages for third party maintenance business
Attractive balance sheet and liquidity, growth capital capacity
Low debt-to-EBITDA leverage; limited off-balance sheet obligations
2011 capital requirements can be financed using existing cash and credit resources
Secure long-term cash flow enhances access to growth capital if needed
Expanding opportunities around the globe
Expanding presence in large, fast-growing air cargo regions:
Asia, South America, Europe, Middle East/Africa
Sole provider of combi airlift to military
Uniquely positioned as largest independent source of the premier medium wide-body freighter – the Boeing 767

16 * * * * * Appendix

Balance Sheet Trend
September 30, Dec. 31, September 30, Dec. 31
2010 2009 2009 2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents 44,465 $                                            83,229                                               89,699 $                                            116,114
Marketable securities - available-for-sale -                                                     -                                                     -                                                     26
Accounts receivable, net of allowances 37,331                                               87,708                                               95,071                                               87,857
Inventory 5,769                                                 5,226                                                 6,523                                                 11,259
Prepaid supplies and other 10,480                                               7,093                                                 8,900                                                 11,151
Deferred income taxes 31,597                                               31,597                                               20,171                                               20,172
Aircraft and engines held for sale -                                                     30,634                                               32,521                                               2,353
TOTAL CURRENT ASSETS 129,642                                             245,487                                             252,885                                             248,932
Property and equipment, net 660,988                                             636,089                                             614,433                                             671,552
Other assets 28,463                                               21,307                                               22,225                                               25,281
Deferred income taxes -                                                     -                                                     1,040                                                 54,807
Intangibles 9,472                                                 10,113                                               10,335                                               11,000
Goodwill 89,777                                               89,777                                               89,777                                               89,777
TOTAL ASSETS 918,342 $                                          $1,002,773 990,695 $                                          $1,101,349
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable 37,329 $                                            38,174                                               32,825 $                                            36,618
Accrued salaries, wages and benefits 23,651                                               44,077                                               37,605                                               63,500
Accrued severance and retention 1,039                                                 18,959                                               13,718                                               67,846
Accrued expenses 15,367                                               16,429                                               20,628                                               13,772
Current portion of debt obligations 36,112                                               51,737                                               55,487                                               61,858
Unearned revenue 14,335                                               15,340                                               17,251                                               14,813
TOTAL CURRENT LIABILITIES 127,833                                             184,716                                             177,514                                             258,407
Long-term obligations 277,031                                             325,690                                             350,463                                             450,628
Post-retirement liabilities 97,292                                               152,297                                             239,292                                             294,881
Other liabilities 54,863                                               44,044                                               44,321                                               17,041
Deferred income taxes 64,172                                               50,044                                               -                                                     -
STOCKHOLDERS' EQUITY:
Preferred stock, 20,000,000 shares authorized, including 75,000 Series A
Junior Participating Preferred Stock -                                                     -                                                     -                                                     -
Common stock, par value $0.01 per share; 638                                                    634                                                    635                                                    632
Additional paid-in capital 513,898                                             502,822                                             495,551                                             460,155
Accumulated deficit (183,090)                                            (211,085)                                            (222,593)                                            (245,534)
Accumulated other comprehensive loss (34,295)                                              (46,389)                                              (94,488)                                              (134,861)
TOTAL STOCKHOLDERS' EQUITY 297,151                                             245,982                                             179,105                                             80,392
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 918,342 $                                          1,002,773 $                                       990,695 $                                          1,101,349 $